EXHIBIT 24
POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 7th day of February, 2006.
/s/ Michael Yanney
Michael B. Yanney

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 2006.
/s/ Lisa Y. Roskens
Lisa Y. Roskens

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of February, 2006.
/s/ Mariann Byerwalter
Mariann Byerwalter

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 7th day of February, 2006.
/s/ William S. Carter
William S. Carter, M.D.

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of February, 2006.
/s/ Patrick Jung
Patrick Jung

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of February, 2006.
/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 2006.
/s/ Martin A. Massengale
Dr. Martin A. Massengale

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of February, 2006.
/s/ Clayton K. Yeutter
Clayton K. Yeutter

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of February, 2006.
/s/ James O. Ellis Jr.
James O. Ellis, Jr.

POWER OF ATTORNEY
The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 7th day of February, 2006.
/s/ Gail Walling Yanney M.D.
Dr. Gail Walling Yanney